Dispositions	12 Months Ended
Dec. 31, 2017
Discontinued Operations And Disposal Groups [Abstract]
Dispositions

NOTE 5 — DISPOSITIONS

On April 1, 2015, the Company closed the sale of Railroad Pass. At closing, the Company received $8 million in cash proceeds. On April 30, 2015, the Company closed the sale of Gold Strike and related assets in Jean, Nevada. At closing, the Company received $12 million in cash proceeds. On July 7, 2015, the Company entered into an agreement with Eldorado Resorts, Inc. to sell Circus Circus Reno, as well as the Company’s 50% interest in Silver Legacy and associated real property. On November 23, 2015, the Company closed the sale and received $80 million in cash proceeds and recorded a gain of $23 million related to the sale, classified within “Property transactions, net.” See Note 7 for further discussion of the sale of the Company’s 50% investment in Silver Legacy. Railroad Pass, Gold Strike and Circus Circus Reno were not classified as discontinued operations because the Company concluded that the sales did not have a major effect on the Company’s operations or its financial results and they do not represent a disposal of a major geographic segment or product line.